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                                                                      EXHIBIT 16

                               POWER OF ATTORNEY


SAFECO TAX-EXEMPT BOND TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees, hereby nominates, constitutes and appoints Boh A. Dickey and David F. Hill (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trust itself and the undersigned officers and trustees themselves might or could do.

IN WITNESS WHEREOF, SAFECO TAX-EXEMPT BOND TRUST has caused this power of attorney to be executed in its name by its President and attested by its Assistant Secretary, and the undersigned officers and trustees have each executed such power of attorney, on the 6th day of August, 1998.

                                    SAFECO TAX-EXEMPT BOND TRUST



                                    By:  /s/  David F. Hill
                                         ------------------
                                         David F. Hill
                                         President

ATTEST:



/s/  Neal A. Fuller
-------------------
Neal A. Fuller
Assistant Secretary


                      (Signatures Continue on Next Page)
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                 Name                                     Title
                 ----                                     -----

                                                  President and Trustee
                                              (Principal Executive Officer)
/s/ David F. Hill
-------------------------------------
David F. Hill

                                                      Vice President
/s/ Ronald L. Spaulding                               and Treasurer
-------------------------------------
Ronald L. Spaulding
                                                      Vice President
                                                        Controller
/s/ Neal A. Fuller                                 Assistant Secretary
-------------------------------------         (Principal Financial Officer)
Neal A. Fuller


                                                   Chairman and Trustee
/s/ Boh A. Dickey
-------------------------------------
Boh A. Dickey

                                                         Trustee

/s/ Barbara J. Dingfield
-------------------------------------
Barbara J. Dingfield


                                                         Trustee
/s/ Richard W. Hubbard
-------------------------------------
Richard W. Hubbard


                                                         Trustee
/s/ Richard E. Lundgren
-------------------------------------
Richard E. Lundgren


                                                         Trustee
/s/ Larry L. Pinnt
-------------------------------------
Larry L. Pinnt


                                                         Trustee
/s/ John W. Schneider
-------------------------------------
John W. Schneider